Exhibit 99.1

Zoned Properties Expands Marijuana Business Park in Parachute, Colorado

Initial 1.5 Acre LOI Increased to Option on 35 Acres

SCOTTSDALE, Ariz., April 22, 2016 /PRNewswire/ -- Zoned Properties, Inc. (OTCQX: ZDPY), a strategic real estate development firm whose primary mission is to identify, develop, and manage sophisticated, safe, and sustainable properties in emerging industries, including the licensed medical marijuana industry, today announced a significant expansion of its flagship Marijuana Business Park in Parachute, Colorado.

The Purchase and Option Agreement expands the development from the initial acquisition of 1.5 acres, as originally announced, to 35 acres of available property, covering 12 parcels of land. The Company expects the closing date to be in late-June, contingent upon the approval of the Company's proposed development deal with the Town of Parachute.

Bryan McLaren, Chief Executive Officer of Zoned Properties, stated, "Our hard work to secure a responsible and vested development deal with the Town of Parachute, our established relationship with the seller as a development partner, continuing collaboration with local Real Estate Broker Del Dawson, and our unique Triple-Set (SSS) design and development model have enabled us to rapidly expand this project to its full capacity. The Town of Parachute has embraced our Triple-Set (SSS) design and development model, which includes a focus on a sophisticated, safe, and sustainable set of design principles. We envision that this design model will enable projects such as Parachute to someday operate with 'net-zero' energy usage. As with our development projects in Arizona, we are finding that our prudent and responsible approach, which carefully balances the needs of the municipalities, our tenants, and each local community, is resonating with all stakeholders involved helping us to maximize the potential of our growing portfolio."

About Zoned Properties, Inc. (OTCQX: ZDPY):

Zoned Properties, Inc. is a strategic real estate development firm whose primary mission is to identify, develop, and manage sophisticated, safe, and sustainable properties in emerging industries. The Company acquires commercial properties that face unique zoning challenges and identifies solutions that can potentially have a major impact on the cash flow and value generated. Zoned Properties, Inc. targets commercial properties that can be acquired and potentially re-zoned for specific purposes. Zoned Properties does not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substances Act.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.